Summary Prospectus
February 28, 2018
Madison Core Bond Fund
Share Class/Ticker: Class A - MBOAX ● Class B - MBOBX ● Class Y - MBOYX ● Class R6 - MCBRX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Core Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 77 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 54 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y	Class R6
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.02%
Total Annual Fund Operating Expenses	0.90%	1.65%	0.65%	0.52%
1The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption				No Redemption
	A	B	Y	R6	A	B	Y	R6
1 Year	$538	$618	$66	$53	$538	$168	$66	$53
3 Years	724	870	208	167	724	520	208	167
5 Years	926	1097	362	291	926	897	362	291
10 Years	1,508	1,754	810	653	1,508	1,754	810	653
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration (for this purpose, the benchmark used is Bloomberg Barclays U.S. Aggregate Bond Index, the duration of which as of December 31, 2017 was 5.93 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.
The fund is managed so that, under normal market conditions, the weighted average life of the fund will be 10 years or less. The weighted average life of the fund as of December 31, 2017 was 7.48 years. The fund strives to add incremental return in the portfolio by making strategic decisions relating to

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credit risk, sector exposure and yield curve positioning. The fund generally holds 150-275 individual securities in its portfolio at any given time and may invest in the following instruments:

•
Corporate debt securities: securities issued by domestic and foreign (including emerging market) corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories (i.e., “junk bonds”). The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk;

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•
Foreign government debt securities: securities issued or guaranteed by a foreign (including emerging market) government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

•
Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the fund is permitted to invest (including up to 20% of the fund’s assets in junk bonds); and

•
Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions which represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Madison may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal market conditions, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal market conditions, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Mortgage-Backed Securities Risk. The fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the fund could be exposed to prepayment risk. In that case, the fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund

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invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses.
Credit Risk and Prepayment/Extension Risk. The fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.
Non-Investment Grade Security Risk. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2008	4.91%
Lowest:	4Q 2016	-2.39%

Average Annual Total Returns
For Periods Ended December 31, 2017

	1 Year	5 Years	10 Years	Since Inception 4/19/2013
Class A Shares – Return Before Taxes	-1.63%	0.66%	2.45%	N/A
Return After Taxes on Distributions	-2.59%	-0.43%	1.40%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-0.92%	0.04%	1.47%	N/A
Class B Shares – Return Before Taxes	-2.34%	0.47%	2.31%	N/A
Class Y Shares – Return Before Taxes	3.28%	1.87%	3.19%	N/A
Class R6 Shares – Return Before Taxes	3.37%	N/A	N/A	1.98%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	3.54%	2.10%	4.01%	2.08%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B, Y and R6 shares will vary.

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Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Chairman, Executive Committee and Director of Fixed Income Investments), Greg Poplett, CFA (Vice President, Portfolio Manager) and Michael Sanders, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since July 2009, Mr. Poplett has served in this capacity since June 2013 and Mr. Sanders has served in this capacity since September 2016.
Purchase and Sale of Fund Shares
The minimum investment amounts for Class A shares are noted below. Class B shares may not be purchased or acquired, except by exchange from Class B shares of another Madison fund or through dividend and/or capital gains reinvestments.

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$1,000 ($1,000 per fund)	$50
Retirement accounts:	$500 ($500 per fund)	$50
Systematic investment programs:[1]
Twice Monthly or Biweekly[2]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
2    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
The minimum initial investment amount for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations. The minimum initial investment amount for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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